UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 9, 2011

SHENGDATECH, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or other jurisdiction of incorporation)

001-31937	26-2522031
(Commission	(IRS Employer
File Number)	Identification No.)

Building 1009, No. 999 Wang Qiao Lu Chuansha Town Pudong Xin Qu, Shanghai 201201 People’s Republic of China
(Address of principal executive offices)

86-21-5835-9979
(Registrant’s telephone number, including area code)

35th Floor, World Plaza
855 South Pudong Road
Pudong District, Shanghai 200120
People’s Republic of China
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 - Securities and Trading Markets

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of  Listing.

In a Current Report on Form 8-K filed on August 26, 2011, ShengdaTech, Inc. (the “Company”) previously announced that it had received correspondence from the Nasdaq Listing and Hearing Review Council (the “Listing Council”) of the NASDAQ Stock Market LLC (“Nasdaq”) stating that the Listing Council affirmed the June 8, 2011 decision of the Nasdaq Hearings Panel (“Panel”) to delist the Company’s securities from the Nasdaq Global Market.  The Company had previously appealed the Panel’s June 8, 2011 decision.

On December 9, 2011, the Company received correspondence from the Nasdaq Hearings Coordinator (“Hearings Coordinator”) indicating that on December 15, 2011, pursuant to the Hearing Coordinator’s obligations under Nasdaq Listing Rule 5830 and Rule 12d2-2 of the Securities Exchange Act, Nasdaq would issue a press release announcing the following:

Delisting of Securities of ShengdaTech, Inc. from The NASDAQ Stock Market

NEW YORK, December 15, 2011 — The NASDAQ Stock Market announced today that it will delist the common stock of ShengdaTech, Inc. ShengdaTech, Inc.’s stock was suspended on June 10, 2011 and has not traded on NASDAQ since that time. NASDAQ will file a Form 25 with the Securities and Exchange Commission to complete the delisting. The delisting becomes effective ten days after the Form 25 is filed. For news and additional information about the company, including the basis for the delisting and whether the company’s securities are trading on another venue, please review the company’s public filings or contact the company directly.

For more information about The NASDAQ Stock Market, visit the NASDAQ Web site at http://www.nasdaq.com. NASDAQ’s rules governing the delisting of securities can be found in the NASDAQ Rule 5800 Series, available on the NASDAQ Web site: http://www.cchwallstreet.com/NASDAQTools/bookmark.asp?id=nasdaq-rule_5800&manual=/nasdaq/main/nasdaq-equityrules/.

The Company’s common stock is currently quoted on the OTC Pink Market Limited Information (the “Pink Sheets”) under the symbol “SDTHQ.”  However, the Company can give no assurance that trading in its common stock will continue on the Pink Sheets or on any other securities exchange or quotation medium.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2011	ShengdaTech, Inc.

	By:	/s/ Michael Kang
	Name:	Michael Kang
	Title:	Chief Restructuring Officer